UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08518

Gabelli Gold Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2017	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund, Inc. increased 6.2% compared with an increase of 8.8% for the Philadelphia Gold & Silver (“XAU”) Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with long term capital appreciation. The Fund’s investment strategy is to invest at least 80% of its net assets in equity securities of foreign and domestic issuers principally engaged in gold related activities and gold bullion. In selecting investments for the Fund, Gabelli Funds, LLC (the Adviser) focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to crate shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in emerging markets.

The price of gold bullion ended the year at $1,303.05 per ounce for a gain of $22.90 per ounce for the fourth quarter, which is a rise of 1.8%. For 2017, the gold price added $150.78 per ounce which represents a gain of 13.1%. We believe that the gold price bottomed over two years ago in December 2015 at below $1,050 per ounce. Since then gold has risen by almost 25% and we are now in the third year of a bull market.

Monetary policy in the U.S. has not yet been fully normalized nearly ten years after the global financial crisis, nine years after the low in the equity market and after one of the longest economic expansions on record. The Federal Reserve (Fed) has made some small steps to tighten monetary policy by raising interest rates above zero and ever so slightly reducing the size of its balance sheet.

The Fed first raised interest rates in the current cycle by 25 basis points in December 2015 and gold made its low the same month. Since then there have been four more 25 basis points rate hikes. Short term rates are now between 1.25 % and 1.50%. The Fed has also started to shrink its balance sheet which totaled $4.45 trillion at the end of 2017. The Fed’s extraordinary monetary measures have helped propel asset prices to valuation levels that are, by some measures, at or near record levels relative to history. Further, various measures of market volatility are at lows. It is now up to the Fed to continue exiting their highly accommodative policy stance.

The largest contributor to performance in 2017 was Aurico Metals (no longer held), a Canadian based gold mining and exploration company engaged in the operation, development, and acquisition of gold properties in North America, Asia, and other markets worldwide. Aurico has built shareholder value by maximizing the potential of current properties and leveraging financial strength and experience to acquire new long-life, low-cost projects. Centerra Gold’s proposed acquisition of Aurico helped drive share prices higher. Additionally, Northern Star Resources (1.8% of net assets as of December 31, 2017), a global-scale ASX 100 gold producer with world class projects located in highly prospective and low sovereign risk regions of Western Australia and the Northern Territory contributed to the performance of the Fund. Since the acquisition of the high-grade, low-cost Paulsens mine in July 2010, Northern Star has continued to assemble a portfolio of high-quality, high-margin mining operations; and Saracen Mineral Holdings (1.7%), an Australian based gold producer which owns and operates the Carosue Dam mining complex in Western Australia (WA). The combination of strong cash flow, no debt, and exploration upside has left Saracen perfectly positioned to take full advantage of the current gold environment.

Detractors from the portfolio were Asanko Gold Inc (0.5%), a gold producer whose principal asset is the Asanko Gold Mine located in Ghana, West Africa. Asakno has invested in plans to upgrade the plant’s throughput to five metric tons per annum and expand mining operations to integrate the Esaase deposit, including the construction of a 27 kilometer overland conveyor. Asanko Gold declined in price as the company missed production guidance and suffered from “teething issues” at its recently opened Nkran mine in Ghana; Golden Queen Mining (0.3%), a producer of gold and silver at the Soledad Mountain Mine, located just outside the town of Mojave in California. The mine is utilizing conventional open pit mining methods and cyanide heap leach and Merrill-Crowe processes to recover gold and silver from crushed, agglomerated ore. Golden Queen advised that management was accelerating the East Pit development to seek to access higher grade ore tons as soon as possible to compensate for the shortfall in the ore supplied and the lower than expected gold ore grades from their Phase 1 Pits. An additional detractor was Mandalay Resources (0.4%), a gold, silver, and antimony producer engaged in mining and related activities, including acquisition, exploration, extraction, processing and reclamation. Mandalay’s poor performance can be contributed to selling nearly 20% fewer ounces of gold equivalent over the prior year.

Thank you for your investment in the Gabelli Gold Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(7/11/94)
Class AAA (GOLDX)	6.22%	(8.42)%	(2.82)%	5.42%	4.43%
XAU Index	8.80	(11.42)	(5.77)	1.90	0.08 (b)
NYSE Arca Gold Miners Index	12.49	(11.68)	(5.47)	1.53	0.38 (b)
Lipper Precious Metals Fund Classification	8.38	(10.39)	(4.43)	4.74	2.52
Standard & Poor’s (“S&P”) 500 Index	21.83	15.79	8.50	9.92	10.02
Class A (GLDAX)	6.20	(8.42)	(2.80)	5.44	4.44
With sales charge (c)	0.10	(9.49)	(3.37)	5.02	4.18
Class C (GLDCX)	5.38	(9.10)	(3.54)	4.64	3.93
With contingent deferred sales charge (d)	4.38	(9.10)	(3.54)	4.64	3.93
Class I (GLDIX)	6.47	(8.18)	(2.57)	5.60	4.54
Class T (GLDTX)	6.23	(8.42)	(2.82)	5.42	4.43
With sales charge (e)	3.57	(8.88)	(3.07)	5.24	3.89

In the current prospectuses dated April 28, 2017, the expense ratios for Class AAA, A, C, I, and T Shares are 1.51%, 1.51%, 2.26%, 1.26%, and 1.51%, respectively. See page 11 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, Class C Shares, and Class T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, Class I Shares on January 11, 2008, and Class T Shares on July 5, 2017. The actual performance of the Class A Shares, Class C Shares, and Class T Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	XAU Index and NYSE Arca Gold Miners Index since inception performance results is as of July 29, 1994.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales change imposed on redemptions made within one year of purchase.
(e)	Performance results include the effect of the 2.50% sales charge at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METALS FUND

CLASSIFICATION, XAU INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/17	12/31/17	Ratio	Period*
Gabelli Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$990.80	1.54%	$7.73
Class A	$1,000.00	$990.80	1.53%	$7.68
Class C	$1,000.00	$986.80	2.29%	$11.47
Class I	$1,000.00	$992.20	1.29%	$6.48
Class T**	$1,000.00	$1,011.10	1.52%	$7.54
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.44	1.54%	$7.83
Class A	$1,000.00	$1,017.49	1.53%	$7.78
Class C	$1,000.00	$1,013.66	2.29%	$11.62
Class I	$1,000.00	$1,018.70	1.29%	$6.56
Class T	$1,000.00	$1,017.54	1.52%	$7.73

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Funds’ annualized expense ratio for the period since inception multiplied by the number of days since inception (180 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

Gabelli Gold Fund, Inc.

North America	64.3%
United Kingdom	21.1%
Australia	12.8%

Europe	1.4%
Africa	0.5%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 99.2%
	Metals and Mining — 99.2%
	Africa — 0.5%
50,000	AngloGold Ashanti Ltd., ADR	$1,010,605	$509,500
250,000	Gold Fields Ltd., ADR	1,282,620	1,075,000

		2,293,225	1,584,500

	Australia — 12.8%
1,000,000	Evolution Mining Ltd.	2,093,217	2,067,663
7,000,000	Gold Road Resources Ltd.†	2,952,005	3,823,226
947,079	Newcrest Mining Ltd.	21,884,592	16,933,773
1,176,227	Northern Star Resources Ltd.	1,814,593	5,598,284
3,745,000	Perseus Mining Ltd., Australia†	975,234	1,095,764
4,450,000	Perseus Mining Ltd., Toronto†	3,579,845	1,292,164
4,027,272	Saracen Mineral Holdings Ltd.†	1,096,339	5,310,454
2,206,756	Westgold Resources Ltd.†	2,696,052	3,047,625

		37,091,877	39,168,953

	Europe — 1.4%
115,000	Polyus PJSC, GDR	4,690,147	4,409,100

	North America — 63.4%
462,432	Agnico Eagle Mines Ltd.	6,468,257	21,355,110
600,000	Alacer Gold Corp., New York†	1,381,851	1,080,000
700,000	Alacer Gold Corp., Toronto†	1,612,160	1,241,846
2,169,025	Alamos Gold Inc., New York, Cl. A	12,301,072	14,120,353
193,900	Alamos Gold Inc., Toronto, Cl. A	974,716	1,263,358
5,500,000	Alexandria Minerals Corp.†(a)	965,100	350,040
1,100,000	Amarillo Gold Corp.†	318,969	271,281
1,766,500	Asanko Gold Inc., New York†	3,100,961	1,247,326
233,500	Asanko Gold Inc., Toronto†	409,892	165,326
2,224,650	B2Gold Corp., New York†	6,531,963	6,896,415
400,000	B2Gold Corp., Toronto†	1,180,623	1,234,686
531,361	Barrick Gold Corp.	9,065,976	7,688,794
4,600,000	Belo Sun Mining Corp.†	2,970,194	1,445,505
250,000	Brio Gold Inc.†	421,984	371,917
350,000	Chesapeake Gold Corp.†	1,099,856	910,000
55,000	Contango ORE Inc.†	1,090,615	998,250
52,700	Contango ORE Inc.†(a)(b)	1,045,007	956,505
1,550,000	Continental Gold Inc.†	2,864,202	4,167,860
100,000	Dalradian Resources Inc.†	122,731	105,410
685,000	Detour Gold Corp., New York†	8,701,664	8,072,519
115,000	Detour Gold Corp., Toronto†	1,460,863	1,352,188
1,169,311	Eldorado Gold Corp., New York	5,919,239	1,672,115
467,500	Eldorado Gold Corp., Toronto(a)	2,417,220	676,889
100,000	Endeavour Mining Corp., New York†	1,790,047	2,035,000
35,000	Endeavour Mining Corp., Toronto†	626,517	713,644
675,000	Fortuna Silver Mines Inc.†	3,065,187	3,523,500
244,700	Franco-Nevada Corp.(a)	6,599,423	19,556,533
350,000	Gold Standard Ventures Corp.†	580,710	612,500

Shares		Cost	Market Value

528,800	Goldcorp Inc.	$3,957,284	$6,752,776
1,500,000	Golden Queen Mining Co. Ltd.†(a)	918,808	242,261
2,000,000	Golden Queen Mining Co. Ltd., New York†	1,228,236	323,013
827,000	Golden Queen Mining Co. Ltd., Toronto†	510,245	137,242
473,000	Golden Queen Mining Co. Ltd., Toronto†	231,168	77,139
210,000	Kirkland Lake Gold Ltd.	1,382,862	3,225,600
95,533	MAG Silver Corp.†(a)(b)	1,000,231	1,121,748
300,000	MAG Silver Corp., New York†	2,440,992	3,708,000
30,000	MAG Silver Corp., Toronto†	244,099	370,406
5,050,000	Mandalay Resources Corp.	3,874,435	1,084,726
1,000,000	Midas Gold Corp., New York†	420,549	479,701
1,950,000	Midas Gold Corp., Toronto†	820,071	915,274
302,871	Newmont Mining Corp.	12,784,761	11,363,720
650,000	Northern Dynasty Minerals Ltd., New York†	583,676	1,150,500
1,222,000	Northern Dynasty Minerals Ltd., Toronto†	599,854	2,177,629
2,220,850	OceanaGold Corp., New York	6,760,539	5,749,781
425,000	OceanaGold Corp., Toronto	1,293,752	1,092,084
306,860	Osisko Gold Royalties Ltd.	4,145,818	3,547,302
190,000	Pretium Resources Inc.†	1,953,018	2,167,900
10,600,000	Redstar Gold Corp.†	463,869	548,130
212,700	Royal Gold Inc.	11,756,719	17,466,924
600,000	SEMAFO Inc.†(a)	1,778,479	1,704,057
300,000	SEMAFO Inc., New York†	889,240	846,000
100,000	SEMAFO Inc., Toronto†	296,413	284,010
515,000	Tahoe Resources Inc., New York	6,501,499	2,466,850
410,000	Tahoe Resources Inc., Toronto	5,200,821	1,966,826
240,000	TMAC Resources Inc.†	2,790,150	1,844,391
50,000	Torex Gold Resources Inc., New York†(a)	543,060	475,338
385,000	Torex Gold Resources Inc., Toronto†	5,973,709	3,653,978
1,200,000	Victoria Gold Corp., New York†	582,210	417,840
2,000,000	Victoria Gold Corp., Toronto†	970,350	692,124
3,041,000	Wesdome Gold Mines Ltd.†	3,665,558	5,104,622
320,000	Wheaton Precious Metals Corp.	6,947,521	7,081,600

		178,596,995	194,324,362

	United Kingdom — 21.1%
2,349,000	Centamin plc.	2,333,984	5,020,478
1,300,728	Condor Gold plc†(a)	1,006,434	711,251
1,135,500	Fresnillo plc.	10,878,628	21,907,886
1,797,709	Hochschild Mining plc.	2,543,134	6,407,733
3,000,000	Hummingbird Resources plc†	1,082,952	1,387,276

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
	United Kingdom (Continued)
295,900	Randgold Resources Ltd., ADR	$2,164,038	$29,261,551

		20,009,170	64,696,175

	TOTAL COMMON STOCKS	242,681,414	304,183,090

	RIGHTS — 0.1%
	Metals and Mining — 0.1%
	North America — 0.1%
4,327,000	Golden Queen Mining, expire 02/23/18†	0	258,518

	WARRANTS — 0.6%
	Metals and Mining — 0.6%
	Australia — 0.0%
441,351	Westgold Resources Ltd., expire 06/30/19†	0	77,482

	North America — 0.6%
475,000	Golden Queen Mining Co. Ltd., expire 08/03/19†	202,333	819
1,222,000	Northern Dynasty Minerals Ltd., expire 06/15/21†	0	1,673,720
2,175,000	Redstar Gold Corp., expire 05/03/19†	51,378	27,515

		253,711	1,702,054

	United Kingdom — 0.0%
650,364	Condor Gold plc, expire 02/23/19†(a)(b)	0	198

	TOTAL WARRANTS	253,711	1,779,734

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.2%
$ 773,000	U.S. Treasury Bills, 1.354%††, 03/29/18	770,479	770,482

	TOTAL INVESTMENTS — 100.1%	$243,705,604	306,991,824

	Other Assets and Liabilities (Net) — (0.1)%		(275,580)

	NET ASSETS — 100.0%		$306,716,244

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $25,794,820 or 8.41% of net assets.

(b)

At December 31, 2017, the Fund held investments in restricted and illiquid securities amounting to $2,078,451 or 0.68% of net assets, which were valued under methods approved by the Board of Directors as follows:

				12/31/17
				Carrying
				Value
Acquisition		Acquisition	Acquisition	Per
Shares	Issuer	Date	Cost	Share

52,700	Contango ORE Inc.	10/17/17	$1,045,007	$18.1500
95,533	MAG Silver Corp.	11/17/17	$1,000,231	$11.7420
650,364	Condor Gold plc warrants, expire 02/23/19	02/27/17	$0	$0.0003
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $243,705,604)	$306,991,824
Receivable for Fund shares sold	789,070
Receivable for investments sold	477,165
Prepaid expenses	47,296
Dividends receivable	13,215

Total Assets	308,318,570

Liabilities:
Payable to custodian	473,557
Payable for Fund shares redeemed	671,767
Payable for investment advisory fees	250,368
Payable for distribution fees	49,788
Payable for accounting fees	3,750
Other accrued expenses	153,096

Total Liabilities	1,602,326

Net Assets
(applicable to 22,200,846 shares outstanding)	$306,716,244

Net Assets Consist of:
Paid-in capital	$322,553,528
Accumulated net investment loss	(12,500,433)
Accumulated net realized loss on investments and foreign currency transactions	(66,623,147)
Net unrealized appreciation on investments	63,286,220
Net unrealized appreciation on foreign currency translations	76

Net Assets	$306,716,244

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($154,640,097 ÷ 11,221,632 shares outstanding; 375,000,000 shares authorized)	$13.78

Class A:
Net Asset Value and redemption price per share ($25,550,905 ÷ 1,851,118 shares outstanding; 250,000,000 shares authorized)	$13.80

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.64

Class C:
Net Asset Value and offering price per share ($15,657,170 ÷ 1,229,532 shares outstanding; 125,000,000 shares authorized)	$12.73	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($110,867,061 ÷ 7,898,491 shares outstanding; 125,000,000 shares authorized)	$14.04

Class T:
Net Asset Value and redemption price per share ($1,011 ÷ 73.48 shares outstanding; 125,000,000 shares authorized)	$13.76

Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$14.11

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $165,080)	$2,618,207
Interest	11,802
Other income*	154

Total Investment Income	2,630,163

Expenses:
Investment advisory fees	3,192,932
Distribution fees - Class AAA	423,695
Distribution fees - Class A	52,632
Distribution fees - Class C	174,573
Distribution fees - Class T	1
Shareholder services fees	262,202
Shareholder communications expenses	131,137
Directors’ fees	109,000
Registration expenses	107,108
Legal and audit fees	70,477
Custodian fees	62,668
Accounting fees	45,000
Interest expense	18,098
Miscellaneous expenses	68,122

Total Expenses	4,717,645

Net Expenses	4,717,645

Net Investment Loss	(2,087,482)

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized loss on investments	(5,830,758)
Net realized gain on foreign currency transactions	3,698

Net realized loss on investments and foreign currency transactions	(5,827,060)

Net change in unrealized appreciation:
on investments	21,523,464
on foreign currency translations	7

Net change in unrealized appreciation on investments and foreign currency translations	21,523,471

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	15,696,411

Net Increase in Net Assets Resulting from Operations	$13,608,929

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(2,087,482)	$(419,761)
Net realized loss on investments and foreign currency transactions	(5,827,060)	(2,375,392)
Net change in unrealized appreciation on investments and foreign currency translations	21,523,471	68,552,679

Net Increase in Net Assets Resulting from Operations.	13,608,929	65,757,526

Distributions to Shareholders:
Net investment income
Class AAA	(793,096)	(3,457,114)
Class A	(148,092)	(348,601)
Class C	—	(272,396)
Class I	(851,219)	(2,048,475)
Class T	(7)	—

Total Distributions to Shareholders	(1,792,414)	(6,126,586)

Capital Share Transactions:
Class AAA	(14,870,534)	22,520,166
Class A	9,869,747	7,030,802
Class C	(801,523)	8,686,946
Class I	22,137,002	38,904,819
Class T	1,007	—

Net Increase in Net Assets from Capital Share Transactions	16,335,699	77,142,733

Redemption Fees	11,167	30,091

Net Increase in Net Assets	28,163,381	136,803,764
Net Assets:
Beginning of year	278,552,863	141,749,099

End of year (including undistributed net investment income of $0 and $0, respectively)	$306,716,244	$278,552,863

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/ Supplemental Data
				Net
				Realized
	Net Asset	Net		and Unrealized			Net			Net Asset
	Value,	Investment		Loss	Total from	Net	Realized			Value,		Net Assets	Net				Portfolio
Year Ended	Beginning	Income		on	Investment	Investment	Gain on	Total	Redemption	End of	Total	End of Period	Investment		Operating		Turnover
December 31	of Period	(Loss)(a)		Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income (Loss)		Expenses(c)		Rate
Class AAA
2017	$13.04	$(0.10)		$0.91	$0.81	$(0.07)	—	$(0.07)	$0.00	$13.78	6.2%	$154,640	(0.69)%		1.52	%(d)	13%
2016	8.69	(0.03)		4.66	5	(0.28)	—	(0.28)	0.00	13.04	53.5	160,659	(0.23)		1.51	(d)	14
2015	10.57	(0.06)		(1.82)	(1.88)	—	—	—	0.00	8.69	(17.8)	93,630	(0.62)		1.62	(e)	18
2014	10.71	(0.10)		(0.04)	(0.14)	—	—	—	0.00	10.57	(1.3)	123,456	(0.78)		1.58		18
2013	21.99	(0.00	)(b)	(11.28)	(11.28)	—	—	—	0.00	10.71	(51.3)	138,147	(0.03)		1.57		4
Class A
2017	$13.07	$(0.11)		$0.92	$0.81	$(0.08)	—	$(0.08)	$0.00	$13.80	6.2%	$ 25,551	(0.76)%		1.52	%(d)	13%
2016	8.71	(0.02)		4.67	4.65	(0.29)	—	(0.29)	0.00	13.07	53.5	16,006	(0.12)		1.51	(d)	14
2015	10.60	(0.06)		(1.83)	(1.89)	—	—	—	0.00	8.71	(17.8)	6,590	(0.61)		1.62	(e)	18
2014	10.73	(0.10)		(0.03)	(0.13)	—	—	—	0.00	10.60	(1.2)	11,334	(0.77)		1.58		18
2013	22.04	(0.00	)(b)	(11.31)	(11.31)	—	—	—	0.00	10.73	(51.3)	13,476	(0.03)		1.57		4
Class C
2017	$12.08	$(0.19)		$0.84	$0.65	—	—	—	$0.00	$12.73	5.4%	$ 15,657	(1.44)%		2.27	%(d)	13%
2016	8.07	(0.11)		4.33	4.22	$(0.21)	—	$(0.21)	0.00	12.08	52.5	15,748	(0.83)		2.26	(d)	14
2015	9.90	(0.13)		(1.70)	(1.83)	—	—	—	0.00	8.07	(18.5)	5,466	(1.37)		2.37	(e)	18
2014	10.10	(0.18)		(0.02)	(0.20)	—	—	—	0.00	9.90	(2.0)	5,899	(1.52)		2.33		18
2013	20.89	(0.11)		(10.68)	(10.79)	—	—	—	0.00	10.10	(51.7)	5,386	(0.79)		2.32		4
Class I
2017	$13.29	$(0.07)		$0.93	$0.86	$(0.11)	—	$(0.11)	$0.00	$14.04	6.5%	$110,867	(0.46)%		1.27	%(d)	13%
2016	8.85	0.03		4.73	4.76	(0.32)	—	(0.32)	0.00	13.29	54.0	86,140	0.20		1.26	(d)	14
2015	10.74	(0.04)		(1.85)	(1.89)	—	—	—	0.00	8.85	(17.6)	36,063	(0.37)		1.37	(e)	18
2014	10.85	(0.06)		(0.05)	(0.11)	—	—	—	0.00	10.74	(1.0)	38,958	(0.51)		1.33		18
2013	22.23	0.03		(11.41)	(11.38)	—	—	—	0.00	10.85	(51.2)	12,866	0.21		1.32		4
Class T(f)
2017	$13.70	$(0.07)		$0.22	$0.15	$(0.09)	—	$(0.09)	$0.00	$13.76	1.1%	$ 1	(0.97	)%(g)	1.52	%(d)(g)	13%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2016, 2015, and 2013. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50%, 1.62%, and 1.56% (Class AAA and Class A), 2.25%, 2.36%, and 2.31% (Class C), and 1.25%, 1.36%, and 1.31% (Class I), respectively. For the year ended December 31, 2017 and the year ended December 31, 2014, the effect of interest expense was minimal.

(d)

During the year ended December 31, 2017, and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursements (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 1.43% (Class AAA and Class A), 2.18% (Class C), and 1.18% (Class I). The 2017 reimbursement had no effect on the expense ratio.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland and commenced investment operations on July 11, 1994. On July 5, 2017, the Fund began to offer for sale Class T Shares. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case the securities will be fair valued as determined by the Board. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$1,584,500	—	$1,584,500
Australia	22,235,180	$16,933,773	39,168,953
Europe	4,409,100	—	4,409,100
North America	193,125,475	1,198,887	194,324,362
United Kingdom	64,696,175	—	64,696,175
Total Common Stocks	286,050,430	18,132,660	304,183,090
Rights:
Metals and Mining
North America	—	258,518	258,518
Total Rights	—	258,518	258,518
Warrants:
Metals and Mining
Australia	77,482	—	77,482
North America	—	1,702,054	1,702,054
United Kingdom	—	198	198
Total Warrants	77,482	1,702,252	1,779,734
U.S. Government Obligations	—	770,482	770,482
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$286,127,912	$20,863,912	$306,991,824

During the year ended December 31, 2017, the Fund did not have material transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2017, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease accumulated net investment loss by $3,569,726 and increase accumulated net realized loss on investments and foreign currency transactions by $3,569,726.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

As of December 31, 2017, the tax character of distributions paid was ordinary income.

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income	$1,792,414	$6,126,586

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$994,620
Accumulated capital loss carryforwards	(66,342,238)
Net unrealized appreciation on investments and foreign currency translations	49,510,334

Total	$(15,837,284)

At December 31, 2017, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$5,184,195
Long term capital loss carryforward with no expiration	61,158,043

Total capital loss carryforwards	$66,342,238

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2017:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$257,481,566	$102,152,773	$(52,642,515)	$49,510,258

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $51,661,959 and $39,604,998, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $1,100 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $36,696 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $684,852 with a weighted average interest rate of 2.51%. The maximum amount borrowed at any time during the year ended December 31, 2017 was $6,724,000.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.50%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,708,630	$53,515,039	10,744,574	$160,742,846
Shares issued upon reinvestment of distributions	56,575	774,517	269,501	3,379,541
Shares redeemed	(4,867,640)	(69,160,090)	(9,464,413)	(141,602,221)

Net increase/(decrease)	(1,102,435)	$(14,870,534)	1,549,662	$22,520,166

Class A
Shares sold	1,358,962	$20,135,569	1,174,245	$17,694,695
Shares issued upon reinvestment of distributions	6,047	82,957	23,888	300,272
Shares redeemed	(738,503)	(10,348,779)	(730,020)	(10,964,165)

Net increase	626,506	$9,869,747	468,113	$7,030,802

Class C
Shares sold	311,423	$4,089,391	907,569	$12,666,506
Shares issued upon reinvestment of distributions	—	—	21,179	246,100
Shares redeemed	(385,585)	(4,890,914)	(301,924)	(4,225,660)

Net increase/(decrease)	(74,162)	$(801,523)	626,824	$8,686,946

Class I
Shares sold	3,993,311	$58,646,352	5,813,023	$87,794,087
Shares issued upon reinvestment of distributions	52,311	729,735	136,376	1,742,887
Shares redeemed	(2,630,934)	(37,239,085)	(3,539,632)	(50,632,155)

Net increase	1,414,688	$22,137,002	2,409,767	$38,904,819

Class T(a)
Shares sold	73	$1,007	—	—

Net increase	73	$1,007	—	—

(a)	Class T Shares were initially offered on July 5, 2017.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Gold Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1994	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 78	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 82	Since 1994	28	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 77	Since 1994	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 83	Since 1994	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

Daniel E. Zucchi Director Age: 77	Since 1994	2	President of Zucchi & Associates (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Anduro Holdings Inc. (consumer packaging)

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.071, $0.080, $0.109, and $0.091 per share for Class AAA, Class A, Class I, and Class T Shares, respectively. For the year ended December 31, 2017, 4.26% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 49.05% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.05% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2017, the Fund passed through foreign tax credits of $0.008, $0.008, $0.008, $0.008, and $0.008 per share to Class AAA, Class A, Class C, Class I and Class T Shares, respectively.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2017 which was derived from U.S. Treasury securities was 0.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	John C. Ball
Executive Chairman,	Treasurer
Associated Capital Group Inc.
Agnes Mullady
E. Val Cerutti	Vice President
Chief Executive Officer,
Cerutti Consultants, Inc.	Andrea R. Mango
Secretary
Anthony J. Colavita
President,	Richard J. Walz
Anthony J. Colavita, P.C.	Chief Compliance
Officer
Werner J. Roeder
Former Medical Director,	DISTRIBUTOR
Lawrence Hospital
G.distributors, LLC
Anthonie C. van Ekris
Chairman,	CUSTODIAN
BALMAC International, Inc.
State Street Bank and Trust
Salvatore J. Zizza	Company
Chairman,
Zizza & Associates Corp.	TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Daniel E. Zucchi
President,	DST Asset Manager
Daniel E. Zucchi Associates	Solutions Inc.

LEGAL COUNSEL

Paul Hasting LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,300 for 2016 and $31,300 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,700 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,471 for 2016 and $6,508 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,321 for 2016 and $36,986 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.